Concentration of Credit Risk	12 Months Ended
Dec. 31, 2014
Risks and Uncertainties [Abstract]
Concentration of Credit Risk

14. CONCENTRATION OF CREDIT RISK

As of December 31, 2013 and 2014, approximately 99.6% and 99.1% respectively of the Company’s cash is maintained with one bank within Taiwan. To protect the interest of depositors, Taiwan introduced deposit insurance which provides maximum compensation of NT$3,000 (approximately RMB590) per depositor if a bank becomes bankrupt. The Company has not experienced any losses due to the bank failure and monitors the soundness and the credit ratings of the bank on a periodic basis. Thus, the Company believes it is currently not exposed to any material risks on its bank deposits with the bank.